SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 28, 2004

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road

Naples, Florida 34110

(address of principal executive offices)

Registrant’s telephone number: (239) 254-2100

ITEM 5. Other Events and Regulation FD Disclosure.

On July 28, 2004, Bancshares of Florida, Inc. issued a press release regarding the increased size of its current common stock offering.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1	Press Release

Date: July 28, 2004

Bancshares of Florida, Inc.
(Registrant)

By:	/s/ David G. Wallace
Principal Financial Officer